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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Zydeco Energy, Inc.'s previously filed Registration Statements File Nos. 333-27447 and 333-27463.



                                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 1999